     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 14, 2006

                                                     REGISTRATION NOS. 33-21677;
                                                                        811-5547

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                 Pre-Effective
                              Amendment No.    / -- /
                      Post-Effective Amendment No. 56 / X /

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 59    / X /

                                  LAUDUS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 P. O. BOX 8032
                                BOSTON, MA 02266
               (Address of Principal Executive Offices) (Zip code)

                                  888.517.9900
              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:          Copies to:
--------------------------------------          ----------
EVELYN S. DILSAVER                              THOMAS S. HARMAN, ESQ.
Charles Schwab Investment Management, Inc.      Morgan, Lewis & Bockius LLP
101 Montgomery Street                           1111 Pennsylvania Avenue, NW
San Francisco, CA 94104                         Washington, D.C. 20004

Approximate Date of Proposed Public Offering:  Continuous.
--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):

/x/ Immediately upon filing pursuant to paragraph (b)
/ / On (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / On (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / On (date) pursuant to paragraph (a)(2) of Rule 485
--------------------------------------------------------------------------------

PROSPECTUS

April 14, 2006

                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
AXA Rosenberg Investment Management LLC

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside front cover of this prospectus for important privacy policy information.

SHAREHOLDER SERVICES
1.866.452.8367 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor Shares
WWW.LAUDUSFUNDS.COM

LAUDUS FUNDS PRIVACY POLICY--A COMMITMENT TO YOUR PRIVACY
At the Laudus Rosenberg Funds ("Laudus") our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication.

Below, you will find details about Laudus' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information.

Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, e-mail address, Social Security number, employment information and date of birth.
- ACCOUNT HISTORY.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE
When you visit our Website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar Web tools to enhance your Web experience. These tools enable us to recognize you when you return to our site, and to maintain your Web session while you browse throughout the site, as well as help us provide you with a better, more personalized experience. Cookies do not, standing alone, identify you as an individual by name or account number; they merely recognize your browser.

HOW WE SHARE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are contractually obligated to maintain strict confidentiality and are not permitted to transfer such information to a third party except as required by law or as permitted by law to enable them to perform the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Laudus takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- ensuring our employees are trained to safeguard personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- Laudus will never request your account number, login password, or Social Security number in either a non-secure or unsolicited e-mail communication;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) or personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1.800.447.3332.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS
If you have any questions or concerns, please contact us by visiting http://www.laudusfunds.com/ContactCustomerService.asp or call 1.800.447.3332.

This Privacy Policy is issued by Laudus Trust, on behalf of Laudus Rosenberg International Discovery Fund.

                               TABLE OF CONTENTS

                                                                PAGE
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

FEES AND EXPENSES...........................................      5

PRINCIPAL RISKS.............................................      6

MANAGEMENT OF THE FUND......................................      8

MULTIPLE CLASSES............................................      9

PURCHASING SHARES...........................................     10

INDIVIDUAL RETIREMENT ACCOUNTS..............................     12

REDEEMING SHARES............................................     12

EXCHANGING AND CONVERTING SHARES............................     14

HOW THE TRUST PRICES SHARES OF THE FUND.....................     14

DISTRIBUTIONS...............................................     15

TAXES.......................................................     15

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     16

FINANCIAL HIGHLIGHTS........................................     16

             INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the Laudus Rosenberg International Discovery Fund (the "Fund"). The Fund is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of the Fund may be changed without shareholder approval. The Fund is advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg" or the "Subadviser") acts as subadviser to the Fund.


This section also contains a summary of the Fund's principal risks. The principal risks of the Fund are identified and more fully discussed beginning on page 6. Please be sure to read this additional information BEFORE you invest.

                 LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND


TICKER SYMBOLS


Investor Shares: LIDIX


Institutional Shares: LIDSX


INVESTMENT OBJECTIVE

The Fund seeks a return (capital appreciation and current income) greater than that of the S&P/Citigroup Global Ex-U.S. Broad Market Index $2-$10 billion Cap Range. In doing so, the Fund will place relatively greater emphasis on capital appreciation than on current income.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of companies that are traded in markets outside the United States. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization of the S&P/Citigroup Global Ex-U.S. Broad Market Index $2-$10 billion Cap Range. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies based in developed international and emerging markets.

The S&P/Citigroup Global Ex-U.S. Broad Market Index $2-$10 billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index, which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

There are no prescribed limits on the Fund's geographic asset distribution; it has the authority to invest in securities traded in international developed and emerging market countries other than the United States. It is currently expected that the Fund will invest across five regions: North America, excluding the United States, (developed); Latin America (emerging); Europe (developed and emerging); Asia-Pacific (developed and emerging); and the Middle East/Africa (emerging). Under normal market circumstances, the Fund's investments will involve securities principally traded in approximately 40-50 different countries although, under certain investment conditions, the Fund may restrict the number of securities in which its assets will be invested. The Fund will not invest in securities of U.S. issuers traded on U.S. securities markets.

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the approximately 18,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

The Fund favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models while seeking to construct a portfolio that is similar to its S&P/Citigroup Global Ex-U.S. Broad Market Index $2-$10 billion Cap Range benchmark with respect to characteristics such as market capitalization, industry weightings and other risk exposures. While the success of the Fund relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance.

Although the name of the Fund is similar to that of the Laudus Rosenberg U.S. Discovery Fund, the Fund and the Laudus Rosenberg U.S. Discovery Fund have different investment objectives and different investment strategies.

The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains, which are taxed like ordinary income, rather than long-term capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

SUMMARY OF PRINCIPAL RISKS
As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

Investment Risk. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

Management Risk. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


Small and Mid-Size Company Risk. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with larger market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees. In addition, small and mid-cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.


Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging Market Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.


For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 6.


PERFORMANCE INFORMATION

This Fund does not yet have performance information because it will not be operational until approximately May 31, 2006.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                INSTITUTIONAL    INVESTOR
                                                                -------------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge........................................         N/A           N/A
Maximum Sales Charge (Load) Imposed on Purchases............         N/A           N/A
Maximum Deferred Sales Charge (Load)........................         N/A           N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A           N/A
Redemption Fee (charged only to shares redeemed within 30
  days of purchase)(a)......................................        2.00%         2.00%
Exchange Fee................................................         N/A           N/A

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                   OPERATING EXPENSES
----------------------------------------------------------------------------------------
                                                               INSTITUTIONAL    INVESTOR
                                                               -------------    --------
Management Fees                                                    1.00%          1.00%
Distribution and Shareholder Service (12b-1) Fees                  None           0.25%
Other Expenses(b)                                                  0.34%          0.49%
                                                                   ----          -----
Total Annual Fund Operating Expenses                               1.34%          1.74%
                                                                   ----          -----
Fee Waiver and/or Expense Reimbursement(c)                           --          (0.09%)
                                                                   ----          -----
Net Expenses                                                       1.34%          1.65%
                                                                   ====          =====



                        EXAMPLE
-------------------------------------------------------
                                      AFTER      AFTER
                                      1 YEAR    3 YEARS
                                      ------    -------
Institutional                          $136      $425
Investor                               $168      $537


------------------------
(a)The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.
(b)Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act")), "Other Expenses" are based on estimated amounts for the current fiscal year.

(c)Pursuant to the Adviser's contractual undertaking (the "Expense Limitation Agreement") to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least August 1, 2008. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                                PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's investments as a whole. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time.

PRINCIPAL RISKS
Investment Risk. An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Fund is, like an investment in common stocks, more volatile and risky than some other forms of investment.

Foreign (Including European) Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates and exchange control regulations (including limitations on currency movements and exchanges) and will generally be greater for investments in less developed countries. A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. The Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

Emerging Market Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries.

Small and/or Mid-Size Company Risk. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Accordingly, the prices of such securities tend to be more volatile than the prices of the securities of companies with larger market capitalizations, or the absolute values of changes in the prices of the securities of these companies tend to be greater than those of larger, more established companies. In addition, small and mid cap stocks tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or stocks of large-size companies, for instance--the Fund's performance also will lag those investments.

Currency Risk. Investments in securities denominated in and/or receiving revenues in foreign currencies (including the Euro) are subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that AXA Rosenberg will make poor stock selections. AXA Rosenberg will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or AXA Rosenberg may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to the Fund.

Risk of Investments in Exchange-Traded Funds. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees oversees the general conduct of the Trust and the Fund.

CSIM serves as the Fund's investment adviser and AXA Rosenberg serves as subadviser to the Fund.

In its capacity as subadviser, AXA Rosenberg provides day-to-day portfolio management services to the Fund, while, as adviser, CSIM supervises AXA Rosenberg and assumes other functions, including managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees.


The Fund pays CSIM an advisory fee for these services on a monthly basis. CSIM will be paid 1.00% of the first $1 billion of net assets under management, and 0.95% of net assets under management over $1 billion. CSIM--and not the Fund--pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.



As described in the "Annual Fund Operating Expenses" table in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until August 1, 2008, to limit the total annual operating expenses of the Fund. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.


INVESTMENT ADVISER AND SUBADVISER

The investment adviser for the Fund is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds. As of December 31, 2005, CSIM managed 67 mutual funds and approximately $150 billion in assets.



AXA Rosenberg is the Fund's subadviser. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg provides investment advisory services to a number of institutional investors as well as the Laudus Variable Insurance Trust. As of December 31, 2005, AXA Rosenberg managed 13 mutual funds and approximately $84 billion in assets.



A discussion regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory agreements will be available in the Fund's annual and semi-annual reports.


PORTFOLIO MANAGEMENT
Investment decisions arise from AXA Rosenberg's disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg's portfolio engineers research and monitor the portfolio's performance against the benchmark and ensure compliance with the portfolio's objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and for the day-to-day portfolio management operations of the Fund.

Dr. William Ricks has been with AXA Rosenberg since 1989, where he has been the Chief Executive Officer and Chief Investment Officer for the past five years. He is responsible for overseeing the implementation of AXA Rosenberg's investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg's investment strategies and the various aspects of AXA Rosenberg's investment process, including trading, operations, portfolio engineering and portfolio construction.

The Statement of Additional Information (the "SAI") provides additional information about Dr. Ricks' compensation, other accounts managed and ownership of securities in the Fund.

DISTRIBUTOR
Institutional and Investor Shares of the Fund are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.


Investor Class Shares of the Trust are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of the Fund's average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund. Although the

Distributor acts as principal underwriter for Institutional Shares of the Fund, the Fund pays no fees to the Distributor in connection with such Shares under the Distribution and Shareholder Service Plan.



Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


CSIM may pay certain intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or their shareholders and may be substantial.

                                MULTIPLE CLASSES

As indicated previously, the Fund offers two classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares.

                                                                                                                   ANNUAL
                                                                                                                DISTRIBUTION
                                                                   MINIMUM                                          AND
                                                                 INITIAL FUND     SUBSEQUENT       ANNUAL       SHAREHOLDER
NAME OF CLASS                                                    INVESTMENT*      INVESTMENT*    SERVICE FEE    SERVICE FEE
-------------                                                   --------------    -----------    -----------    ------------
Institutional...............................................           $50,000       None           None            None
Investor....................................................    $2,500 ($1,000       None           None            0.25%
                                                                  for IRAs and
                                                                   educational
                                                                     accounts)

------------------------
* Certain exceptions apply. See "Institutional Shares" and "Investor Shares" below.

Please note that intermediaries (as defined below) may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES
Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $50,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR SHARES
Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the particular Fund, except that the minimum investment is $1,000 for individual retirement accounts and educational savings accounts. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with the Fund to offer shares to their clients as part of various asset allocation programs. The Trustees have authorized the Trust to reimburse, out of the Investor Class assets of the Fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor Class shares of the Fund an amount up to 0.15% on an annual basis of the average daily net assets of that class. In addition, as described below, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Fund (see "Management of the Fund--Distributor").

GENERAL
Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Fund through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of the Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Fund."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with the Fund, or the share price next calculated after the Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.

INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of the Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.


The name of the Fund should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note minimum initial investment requirements for each class as set forth above under "Multiple Classes."


ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)
Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of the Fund in exchange for stocks is subject in each case to CSIM and AXA Rosenberg's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Fund" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

The Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and AXA Rosenberg believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be long-term investment vehicles and is not designed for investors who engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). In order to prevent short-term trading, the Board of Trustees has adopted policies and procedures intended to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund seeks to prevent excessive purchases and sales or exchanges of Fund shares by engaging the Fund's transfer agent to provide reports to the Fund of transactional activity in amounts and frequency determined by the Fund to be significant to the Fund and in a pattern of activity that could potentially be detrimental to the Fund. The Fund's policies with respect to frequent purchases and redemptions of Fund shares are applied uniformly in all cases, including to trades through Intermediaries. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account. Judgments with respect to implementation of the Fund's policy are made in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders.

Despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

In addition, certain Intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such Intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

The Fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason. In addition, the Fund reserves the right to modify this policy, including any surveillance or account restriction procedures established from time to time to effectuate this policy, at any time without notice.

OTHER PURCHASE INFORMATION
An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of the Fund through the use of electronic funds transfers. Investors may commence their participation in this program making a minimum initial investment that satisfies the minimum investment amount for Investor Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of the Fund's shares may be made in full or in fractional shares of the Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

                         INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Fund may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $1,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Fund may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Fund." Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,

(2) redemptions if your account address has changed within the last 10 business days,
(3) share transfer requests, and
(4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent.
Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.


SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING

Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Fund, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Fund. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Fund discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.


FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Fund reserves the right to redeem in-kind in accordance with the Fund's procedures and applicable regulatory requirements. If the Adviser determines that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by the Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of the Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Fund's procedures for valuation described under "How the Trust Prices Shares of the Fund." Securities distributed by the Fund in-kind will be selected by the Subadviser, under the Adviser's supervision, in light of the Fund's objective and generally will be a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Fund to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

                        EXCHANGING AND CONVERTING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of the Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust or class. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about exchange and conversion or limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. A conversion of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. An exchange between classes within the Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Fund containing the information indicated below.


Shareholders of the Fund will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg International Small Capitalization Fund. Unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg International Small Capitalization Funds.


EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

EXCHANGE OR CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUND

The Fund is open for business each day that the NYSE is open. The Fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). The Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after the Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by the Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Fund is closed, the value of the Fund's portfolio may change on days when it is not possible to buy or sell shares of the Fund.

                                 DISTRIBUTIONS

The Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. The Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

All dividends and/or distributions will be paid out in the form of additional shares of the Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

The Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's return on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. If more than 50% of the Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for the Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION


The Fund may make various types of portfolio securities information available to shareholders. Information regarding the Fund's policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Fund at 1-800-447-3332.


                              FINANCIAL HIGHLIGHTS


As of April 14, 2006, the Laudus Rosenberg International Discovery Fund had not commenced operations.

                                                             (LAUDUS FUNDS LOGO)

                                                COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUND:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Fund. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Fund for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Fund's website at www.laudusfunds.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Fund or make shareholder inquiries, you may contact the Fund at:

Laudus Trust
P.O. Box 8032
Boston, Massachusetts 02266
1.866.452.8367 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor Shares

Investment Company Act File No. 811-5547
REG33964 (3/2006)
LRFPU 07/05

                  LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 14, 2006

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 14, 2006 of the Laudus Rosenberg International Discovery Fund (the "Fund") of the Laudus Trust (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266. A copy of the Trust's Annual Report for the period ended March 31, 2005 (the "Annual Report") is available without charge upon request. You can get a copy of the Annual Report by contacting 1.866.452.8387 (for Institutional Shares), 1.800.447.3332 (for Investor Shares) or
1.866.452.8387 (for Registered Investment Professionals).

                                TABLE OF CONTENTS


                                                                            PAGE
INVESTMENT OBJECTIVE AND POLICIES..............................................2

PORTFOLIO TURNOVER.............................................................6

INVESTMENT RESTRICTIONS........................................................7

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS................................8

MANAGEMENT OF THE FUND........................................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................19

PORTFOLIO TRANSACTIONS........................................................28

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..............................29

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION................................31

DETERMINATION OF NET ASSET VALUE..............................................33

PURCHASE AND REDEMPTION OF SHARES.............................................33

FINANCIAL STATEMENTS..........................................................33

APPENDIX A - PROXY VOTING POLICIES...........................................A-1

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are described in the Prospectus under the headings "Investment Objective, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

         The Fund has the flexibility to invest, within limits, in a variety of instruments designed to enhance its investment capabilities. The following is an additional description of certain investments of the Fund.

         Index Futures. An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. The Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

         In connection with the Fund's investment in common stocks, the Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. The Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, the Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity issues.

         In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

         The Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

         The Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

         The Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an Index Future, it may segregate cash, U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

         Foreign Currency Transactions. The Fund does not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Fund reserves the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Fund also reserves the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the dollar, the Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities the Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, the Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the Fund changes its present intention and decides to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by the Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.

         Currency Forward Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Currency Futures Transactions. A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

         The Fund will write (sell) only covered put and call options on currency futures. This means that the Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Fund currently expects to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, the Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         The Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, the Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

         The Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

         Limitations on the Use of Currency Futures Contracts. The Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in such transactions may be limited by tax considerations.

         Risk Factors in Currency Futures Transactions. Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities the Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where the Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When the Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, the Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

         Foreign currency transactions that are intended to hedge the value of securities the Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

         The amount of risk the Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         The Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

         Repurchase Agreements. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

         Loans of Portfolio Securities. The Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

         Illiquid Securities. The Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

         Foreign Investments. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). The Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

         Exchange-Traded Funds. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Fund's Board of Trustees, the Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in the Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations.

         Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

         A change in securities held by the Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The Fund is not yet operational and therefore does not have a portfolio turnover rate.

         As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the Fund:

         (1) Borrow money, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

         (2) Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

         (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

         (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

         (7) Concentrate more than 25% of the value of its total assets in any one industry.

         (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

         (9) Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell stock index and other financial futures contracts and options thereon.

         (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

         (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

         (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Notwithstanding the latitude permitted by Restriction 9 above, the Fund has no current intention of purchasing interest rate futures.

         It is contrary to the present policy of the Fund, which may be changed by the Trustees of the Trust without shareholder approval, to:

                  (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

                  (b) Write, purchase or sell options on particular securities (as opposed to market indices).

                  (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (d) Make investments for the purpose of exercising control of a company's management.

                  (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

         Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if the Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, the Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

         The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

      The tax status of the Fund and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." The Fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

      If the Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

      In order to avoid an excise tax imposed on certain underdistributed amounts, the Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by the Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      The Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed in the Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. The Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Fund generally does not expect to be in the position to make such elections.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of the Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

      For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

      If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

      Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

      Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from the Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

      Under current law, the Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes the Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

      In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax which, in the case of foreign investors, may be imposed at a rate of 30%, rather than 28%,under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

      To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

      Certain transactions effectively insulating the Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. The Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

      THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUND

      Portfolio Management. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

      Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

      AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

      Ownership of Fund Shares. The Fund is not yet operational and therefore does not have any shareholders.


      Other Accounts. As of December 31, 2005, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:




                                                              OTHER POOLED INVESTMENT VEHICLES
                           REGISTERED INVESTMENT COMPANIES    (INCLUDES SEPARATE ACCOUNTS AND
                                 (INCLUDING THE FUND)                   HEDGE FUNDS)                   OTHER ACCOUNTS
                            NUMBER OF                         NUMBER OF                           NUMBER OF
                            ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS
                           ---------       ---------------    ---------      ------------         --------       ------------
  Other Accounts
 Managed by Dr. Ricks          13         $4,636,565,517          9          $1,530,267,763          112       $16,452,824,626

 Other Accounts Upon
  Which a Performance-          0               $0                1            $13,548,710            33        $6,867,484,566
 Based Advisory Fee is
      Calculated



      Conflicts of Interest. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

      Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

      Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

      Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

      Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

      Laudus Trust. The Trust's Trustees oversee the general conduct of the Fund's business. Certain information concerning the Trustees is set forth below.




                                                                        NUMBER OF
NAME, ADDRESS 1 AND YEAR                                                PORTFOLIOS IN
OF BIRTH; (TERM OF OFFICE 2                                             FUND
AND LENGTH OF TIME                     PRINCIPAL OCCUPATION(s)          COMPLEX            OTHER DIRECTORSHIPS HELD BY
SERVED)                                DURING PAST FIVE YEARS           OVERSEEN           TRUSTEE
---------------------------            ----------------------           -------------      -----------------------------

INDEPENDENT TRUSTEES:

Mariann Byerwalter 3                Chairman of JDN Corporate          67 4               Ms. Byerwalter is on the Boards of
1960                                Advisory LLC. From 1996 to 2001,                      Stanford University, America First
(1/04-present)                      Vice President for Business                           Companies, (venture capital/fund
                                    Affairs and Chief Financial                           management), Redwood Trust, Inc.
                                    Officer of Stanford University                        (mortgage finance), Stanford Hospitals and
                                    and, in 2001, Special Advisor to                      Clinics, SRI International (research), PMI
                                    the President of Stanford                             Group Inc. (mortgage insurance), Lucile
                                    University.                                           Packard Children's Hospital and Pacific
                                                                                          Life Insurance Company (insurance).
                                                                                          Ms. Byerwalter is also a



                                                                        NUMBER OF
NAME, ADDRESS 1 AND YEAR                                                PORTFOLIOS IN
OF BIRTH; (TERM OF OFFICE 2                                             FUND
AND LENGTH OF TIME                     PRINCIPAL OCCUPATION(s)          COMPLEX            OTHER DIRECTORSHIPS HELD BY
SERVED)                                DURING PAST FIVE YEARS           OVERSEEN           TRUSTEE
---------------------------            ----------------------           -------------      -----------------------------

                                                                                          Trustee of the Laudus Variable Insurance
                                                                                          Trust, The Charles Schwab Family of
                                                                                          Funds, Schwab Investments, Schwab Capital
                                                                                          Trust, and Schwab Annuity Portfolios, all
                                                                                          of which are managed by CSIM or its
                                                                                          affiliates and are included in the Schwab
                                                                                          mutual fund complex.

William A. Hasler 3                 Dean Emeritus of the Haas School   67 4               Mr. Hasler is on the Boards of Aphton
1941                                of Business at the University of                      Corporation (bio-pharmaceuticals), Mission
(1/04-present)                      California, Berkeley (higher                          West Properties (commercial real estate),
                                    education). Until February 2004,                      Stratex Networks (network equipment),
                                    Co-Chief Executive Officer,                           TOUSA (home building), Genitope Corp.
                                    Aphton Corporation                                    (bio-pharmaceuticals), Ditech
                                    (bio-pharmaceuticals). Prior to                       Telecommunications.com (telecommunication
                                    August 1998 Dean of the Haas                          equipment); Non-Executive Chairman,
                                    School of Business at the                             Solectron Corporation (manufacturing).
                                    University of California,                             Mr. Hasler is also a Trustee of the Laudus
                                    Berkeley.                                             Variable Insurance Trust, The Charles
                                                                                          Schwab Family of Funds, Schwab
                                                                                          Investments, Schwab Capital Trust, and
                                                                                          Schwab Annuity Portfolios, all of which
                                                                                          are managed by CSIM or its affiliates and
                                                                                          are included in the Schwab mutual fund
                                                                                          complex.

Nils H. Hakansson 3                 Sylvan C. Coleman Professor of     11 5               Mr. Hakansson is also a Trustee of the
1937                                Finance and Accounting,                               Laudus Variable Insurance Trust.
(3/90-present)                      Emeritus, Haas School of
                                    Business, University of
                                    California, Berkeley. From July
                                    1969 to January 2003, Professor
                                    of Finance and Accounting, Haas
                                    School of Business, University
                                    of California, Berkeley.


----------

1 The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

2     There is no stated term of office for the Trustees of the Trust.

3     Member of the Audit Committee.


4 As of December 31, 2005, this included 56 Schwab Funds, the eleven operational series of the Trust and the sole series of the Laudus Variable Insurance Trust, all of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.

5 As of December 31, 2005, this included the eleven operational series of the Trust and the sole series of the Laudus Variable Insurance Trust, both of which are managed by CSIM or its affiliates and are included in the Schwab mutual fund complex.


      The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process.

      The Trust also has a Nominating Committee that is composed of all of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in conjunction with a shareholder meeting to consider the election of Trustees.

The aggregate dollar range of securities in the Family of Investment Companies owned by each Trustee is set forth below.




                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN THE FAMILY OF INVESTMENT
                                        DOLLAR RANGE OF EQUITY                                 COMPANIES 6
NAME OF TRUSTEE                         SECURITIES IN THE FUND                           AS OF DECEMBER 31, 2005
---------------                         ----------------------                   --------------------------------------
INDEPENDENT TRUSTEES:

Nils H. Hakansson                                 $0                                        $50,001 - $100,000

Mariann Byerwalter                                $0                                                $0

William A. Hasler                                 $0                                                $0




6 As of December 31, 2005, the Family of Investment Companies consisted of the eleven operational series of the Trust and the sole series of the Laudus Variable Insurance Trust.


      Certain information concerning the Trust's officers is set forth below:



NAME, ADDRESS 7 AND YEAR OF BIRTH; (TERM OF                                                      PRINCIPAL OCCUPATION DURING
   OFFICE 8 AND LENGTH OF TIME SERVED)             POSITION WITH THE TRUST                            PAST FIVE YEARS
------------------------------------------         -----------------------                       ---------------------------
Evelyn Dilsaver                                 President and Chief               Director, Executive Vice President and President,
1955                                            Executive Officer                 Charles Schwab Investment Management, Inc.;
(9/05 - present)                                                                  President and Chief Executive Officer, Schwab
                                                                                  Funds.  From June 2003 to July 2004, Senior Vice
                                                                                  President, Asset Management Products and Services,
                                                                                  Charles Schwab & Co., Inc.  Prior to June 2003,
                                                                                  Executive Vice President, Chief Financial Officer,
                                                                                  and Chief Administrative Officer, U.S. Trust, a
                                                                                  subsidiary of The Charles Schwab Corporation.

Daniel Kern,                                    Chief Financial Officer and       Vice President, Investment Operations, Charles
1961                                            Treasurer (effective October      Schwab Investment Management, Inc.;  Assistant
(3/05-present)                                  2005)                             Treasurer, Schwab Funds;  Until September 2005,
                                                                                  Assistant Treasurer, Laudus Trust and Laudus
                                                                                  Variable Insurance Trust.  Until December 2004,
                                                                                  Vice President, Internal Audit, Charles Schwab
                                                                                  Corporation. Prior to January 2003, Managing
                                                                                  Director and Principal, Montgomery Asset
                                                                                  Management.





NAME, ADDRESS 7 AND YEAR OF BIRTH; (TERM OF                                                      PRINCIPAL OCCUPATION DURING
   OFFICE 8 AND LENGTH OF TIME SERVED)             POSITION WITH THE TRUST                            PAST FIVE YEARS
-------------------------------------------        -----------------------                       ---------------------------
Jeffrey Mortimer,                               Vice President and Chief          Senior Vice President and Chief Investment
1963                                            Investment Officer                Officer - Equities, Charles Schwab Investment
(6/04-present)                                                                    Management, Inc., and Schwab Funds.  Prior to May
                                                                                  2004, Vice President and Sr. Portfolio Manager,
                                                                                  Charles Schwab Investment Management, Inc.

Alison Baur,                                    Chief Legal Officer               Vice President and Associate General Counsel,
1964                                                                              Charles Schwab & Co., Inc. Until 2003, Senior
(1/04-present)                                                                    Corporate Counsel, Charles Schwab & Co., Inc.;
                                                                                  From 2001-2004, Chief Legal Officer & Secretary,
                                                                                  Excelsior Funds; Chief Legal Officer, Excelsior
                                                                                  Directional Hedge Fund and Excelsior Private
                                                                                  Equity Funds.

Randall Fillmore,                               Chief Compliance Officer          Senior Vice President, Institutional Compliance
1960                                                                              and Chief Compliance Officer, Charles Schwab
(9/04-present)                                                                    Investment Management, Inc.; Chief Compliance
                                                                                  Officer, Schwab Funds.  From 2002 to 2003, Vice
                                                                                  President, Charles Schwab & Co., Inc. and Charles
                                                                                  Schwab Investment Management, Inc.  From 2000 to
                                                                                  2002, Vice President, Internal Audit, Charles
                                                                                  Schwab & Co., Inc.


Bill Thomas,                                    Vice President                    Senior Vice President, Distribution, Charles
1962                                                                              Schwab Investment Management, Inc. Until May 2000,
(6/04-present)                                                                    Managing Director, Scudder Kemper Investments.

Michael Haydel,                                 Vice President                    Vice President, Asset Management Client Services,
1972                                                                              Charles Schwab & Co., Inc. Until March 2004,
(6/05-present)                                                                    Director, Charles Schwab & Co., Inc.

Alice Schulman,                                 Clerk                             Vice President & Assistant Secretary, Charles
1950                                                                              Schwab Investment Management, Inc.; Assistant
(1/04-present)                                                                    Secretary, Schwab Funds and The Charles Schwab
                                                                                  Bank, N.A. Until 2003, Director, Project
                                                                                  Management, Charles



NAME, ADDRESS 7 AND YEAR OF BIRTH; (TERM OF                                                      PRINCIPAL OCCUPATION DURING
   OFFICE 8 AND LENGTH OF TIME SERVED)             POSITION WITH THE TRUST                            PAST FIVE YEARS
-------------------------------------------        -----------------------                       ---------------------------
                                                                                  Schwab Investment Management,
                                                                                  Inc.


----------

7 The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

8     There is no stated term of office for the officers of the Trust.


      Mss. Baur, Dilsaver and Schulman, and Messrs. Kern, Mortimer, Fillmore, Thomas and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.


      Trustee Compensation. Officers of the Trust do not receive compensation from the Trust. Prior to February 2, 2004, the Trust paid each Independent Trustee aggregate compensation of $45,540 per year plus an additional fee for each meeting attended. The Trust did not pay any pension or retirement benefits for its Trustees. Currently the Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

      In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of the Fund and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Fund as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Fund. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by the Fund will be determined based on the relative net assets of the Fund and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement.


      The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2006 is shown in the table below.




                                                                                                               TOTAL COMPENSATION
                                          AGGREGATE         PENSION OR RETIREMENT          ESTIMATED          FROM REGISTRANT AND
                                      COMPENSATION FROM      BENEFITS ACCRUED AS     ANNUAL BENEFITS UPON    FUND COMPLEX 9 PAID TO
NAME OF PERSON                            REGISTRANT        PART OF FUND EXPENSES         RETIREMENT               DIRECTORS
--------------                        -----------------     ---------------------    --------------------    ----------------------
Mariann Byerwalter                        $56,032 10               $21,509                     $0                   $225,217 10



                                                                                                               TOTAL COMPENSATION
                                          AGGREGATE         PENSION OR RETIREMENT          ESTIMATED          FROM REGISTRANT AND
                                      COMPENSATION FROM      BENEFITS ACCRUED AS     ANNUAL BENEFITS UPON    FUND COMPLEX 9 PAID TO
NAME OF PERSON                            REGISTRANT        PART OF FUND EXPENSES         RETIREMENT               DIRECTORS
--------------                        -----------------     ---------------------    --------------------    ----------------------
William A. Hasler                         $56,032 10               $21,509                     $0                   $232,717 10

Nils H. Hakansson                         $56,032 10                $182,635                  $0 11                 $ 56,667 10



----------


9 As of March 31, 2006, the fund complex consisted of 67 funds, which included the eleven operational series of the Trust, the sole series of the Laudus Variable Insurance Trust and 56 Schwab funds.


10 Reflects fees accrued for the fiscal year regardless of the actual payment date.

11 A one time lump sum of $150,000 will be paid at retirement. This payment, however, is tied to the performance of the Funds and as a result may increase or decrease based on the performance of the Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY CONTRACT

About CSIM

      CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


      As of December 31, 2005, CSIM managed 67 mutual funds and approximately $150 billion in assets.


      Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                             POSITION
----                             --------
Evelyn Dilsaver................  Director, President and Chief Executive Officer
Charles R. Schwab..............  Chairman and Director
Stephen B. Ward................  Director, Senior Vice President and Chief
                                 Investment Officer

      As disclosed in the Prospectus under the heading "Management of the Fund," under management contract (the "Management Contract") between the Trust, on behalf of the Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.

      The Fund has agreed to pay CSIM a monthly management fee at the annual percentage rate of the Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by the Fund.


                                                              AGREEMENT
AVERAGE DAILY NET ASSETS                                        RATE
------------------------                                      ---------
First $1 billion                                              1.00%
Over $1 billion                                               0.95%







      CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of the Fund until August 1, 2008 (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that the Fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of the Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

      The Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

      The Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

SUBADVISORY AGREEMENT

About AXA Rosenberg

      AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

      AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

      Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

      AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

      Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

      The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:


NAME                            POSITION
----                            --------
Stephane Prunet...............  Global Chief Executive Officer
Kenneth Reid..................  Global Chief Investment Officer
William E. Ricks..............  Chief Executive Officer and Chief Investment
                                Officer of North America
Barr Rosenberg................  Chairman
Vincent Ordenneau.............  Global Chief Financial Officer
William R. Wiebe..............  Global Head of Legal and Compliance

      The Trust and CSIM have entered into an Agreement on behalf of the Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Fund (the "Subadviser Agreement"). Under the Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.



      The Fund does not pay AXA Rosenberg's compensation under the Subadviser Agreement; CSIM pays it. The compensation payable by CSIM to AXA Rosenberg in respect of the Fund under the Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of the Fund's average daily net assets, and will be adjusted (up or down) if the Fund outperforms or underperforms its benchmark by 2.0% or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for the Fund.



      In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for all of the Trust assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.



Base Subadvisory Fee



      This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. Please remember, however, that all the fees described on this and the following pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or the Fund pays.



      The base subadvisory fee payable by CSIM to AXA Rosenberg will never be payable at a rate that exceeds 0.50% of the Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds. CSIM will pay AXA Rosenberg 0.50% (on an annual basis) of the Fund's average daily net assets up to $500 million and 0.40% with respect to assets of the Fund in excess of $500 million.



      If the average daily net assets (the "Current Assets") of the portfolios of both the Trust and the Laudus Variable Insurance Trust that were subadvised by AXA Rosenberg and managed by CSIM as of January 30, 2004 (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund) (the "Existing Funds") do not exceed the aggregate assets of Existing Funds at the time AXA Rosenberg became subadviser to such funds (the "Existing Assets"), the difference between the Current and Existing Assets shall be allocated pro rata first among the Existing Funds that have Current Assets lower than their Existing Assets, and, any remaining difference in the Current and Existing Assets shall be allocated pro rata among all funds, including the Fund, subadvised by AXA Rosenberg and managed by CSIM that are not Existing Funds. If any of this shortfall in Current Assets is allocated to the Fund, CSIM will pay AXA Rosenberg 0.50% (on an annual basis) on such assets, even if the Fund's assets exceed $500 million at that time.

Performance Adjustment



      As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreement is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of the Fund will be increased for any quarter in which the Fund's performance exceeds that of its benchmark by more than 2.0%.



      Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which the Fund's performance falls short of its benchmark's performance by more than 2.0%. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that shall equal 2.5 times the difference between the Fund's investment performance over a rolling three-year period* and the investment record of the S&P/Citigroup Global Ex-U.S. Broad Market Index $2 - $10 billion Cap Range (the "Benchmark") over the same period.



      The Performance Adjustment (whether positive or negative) for the Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to the Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance exceeds or falls short of the performance of its benchmark (the "Maximum Adjustment Performance Point") by 5.0% or more. The Performance Adjustment will be zero when the performance difference (between that of the Fund and that of the Benchmark) is between 2.0% and - 2.0% and, starting at 5.0% or - 5.0% (as the case may be), it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.



      The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.



                                                               Performance Adjustment (as a Percentage
Percentage by Which Fund Performance Exceeds or Falls             of the Gross Rate of Compensation
         Short of the Benchmark's Performance                        Payable by the Fund to CSIM)
         ------------------------------------                        ----------------------------
                     5.0% (and all higher %s)                                     5%
                     4.5%                                                         5%
                     4.0%                                                         5%
                     3.5%                                                       3.75%
                     3.0%                                                        2.5%
                     2.5%                                                       1.25%
                     2.0%                                                         0
                     1.5%                                                         0
                     1.0%                                                         0
                     0.5%                                                         0
                    -0.5%                                                         0
                    -1.0%                                                         0
                    -1.5%                                                         0
                    -2.0%                                                         0
                    -2.5%                                                       -1.25%
                    -3.0%                                                       -2.5%
                    -3.5%                                                       -3.75%
                    -4.0%                                                        -5%
                    -4.5%                                                        -5%
                    -5.0% (and all lower %s)                                     -5%


----------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters (including the quarter in which it becomes subadviser), the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters (including such quarter).

ADMINISTRATIVE SERVICES


      Administrative Services. The Trust has entered into the Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator will provide certain management and administrative services necessary for the Fund's operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator is entitled to receive $1,000 per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator.* The Administrator's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                    FEE
------------------------                    ---
First $100 billion                        0.11 bp
Next $60 billion                          0.07 bp
Thereafter                                0.05 bp

* In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Variable Insurance Trust, Schwab Investments, the Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

      The Trust has also entered into the Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant will provide certain accounting services necessary for the Fund's operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant. The Fund Accountant's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                    FEE
------------------------                    ---
First $100 billion                        0.25 bp
Next $60 billion                          0.18 bp
Thereafter                                0.13 bp

      In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of the Fund equal to $2 for equity securities and $8 for fixed income securities. This fee could be quite substantial. Lastly, the Fund Accountant is also entitled to a fair valuation fee of $4,000 per annum.


DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLANS


      As stated in the Prospectus under the heading "Management of the Fund -- Distributor," Institutional Shares and Investor Shares of the Fund will be sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the

Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.


      Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Fund pays distribution and shareholder servicing fees to the Distributor. The Distribution and Shareholder Servicing Fee will not be retained by the Distributor, but will instead be paid to financial intermediaries that provide these services. Any amount not reallowed to financial intermediaries will be retained by or reimbursed to the Fund. The Fund pays no fees in connection with the distribution of Institutional Shares.


      Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


      The Distributor's Contract may be terminated with respect to the Fund or Investor Shares thereof at any time on 60 days' written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.



      The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.


      If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of the Fund as to which it has not been terminated (or has not been renewed).

      The Trustees believe that the Plan will benefit the Fund and its shareholders. Based on the experience of the other portfolios of the Laudus Trust under the Plan, and the relative success that this method of distribution has had for these other portfolios, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Fund in order to obtain greater portfolio diversification.

      The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CUSTODIAL ARRANGEMENT



      State Street Bank and Trust Company, located at 1 Lincoln Street, Boston, Massachusetts 02102, is the Trust's custodian (the "Custodian"). As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, California 94111. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

      Codes Of Ethics. Each of the Trust (on behalf of the Fund), CSIM, AXA Rosenberg and the Distributor (as the Fund's principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Fund. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

      Investment Decisions. The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

      Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

      Brokerage and Research Services. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

      In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

      AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

      AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (i.e., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

      The Fund is not yet operational and therefore has not paid any brokerage commissions.

      Performance Comparisons. Investors may judge the performance of the Fund by comparing it to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Fund that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

      From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in the Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


      The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."


      Interests in the Trust's portfolios are currently represented by shares of twelve series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg U.S. Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectuses.

      The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

      Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

VOTING RIGHTS

      Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

      Each class of shares of the Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of the Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.


      There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the disinterested Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

PROXY VOTING

      Please note that as of April 14, 2006, the Fund has not commenced operations and therefore does not yet have a proxy voting record.

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF THE FUND'S SHARES.

      As of April 14, 2006, the Fund was not yet operational and therefore has no shareholders.


                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION



      Information regarding the availability of the Fund's portfolio securities can be obtained by calling 1.800.447.3332.



      The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Fund's subadviser and the Fund's Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Fund's shareholders; and (ii) that no conflict exists between the interests of the Fund's shareholders and those of the Fund's Adviser, subadviser or principal underwriter.



      Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Fund's subadviser and the Fund's Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Fund selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, the Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Fund to whom the Fund selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.



      Such portfolio securities information may be disclosed as frequently as daily to certain service providers, and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. Monthly disclosures will not be made sooner than 3 days after the date of the portfolio securities information. Portfolio securities information selectively disclosed to non-service providers will be made available only for the purpose of analyzing and ranking the Fund or performing due diligence and asset allocation, depending on the recipient of the information.



      The Fund's service providers, including, without limitation, the Adviser, subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Fund. The names of those persons to whom the Fund selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Fund, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Fund, is currently receiving this information on a quarterly basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust.

      The Fund may disclose non-material information including commentary and aggregate information about the characteristics of the Fund in connection with or relating to the Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of the Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.



      Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning the Fund. Commentary and analysis includes, but is not limited to, the allocation of the Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of the Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of the Fund.



      Neither the Fund nor the Fund's Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

      Each business day, the Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAV is calculated using the values of the Fund's portfolio securities as of the close of the NYSE. The value is required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES

      The procedures for purchasing shares of the Fund and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of the Fund are described in the Prospectus.

      As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of the Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

      The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

      As of April 14, 2006, the Fund was not yet operational.

                       APPENDIX A - PROXY VOTING POLICIES

                                  LAUDUS TRUST
                         LAUDUS VARIABLE INSURANCE TRUST

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of Laudus Trust and Laudus Variable Insurance Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

      Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities.

Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

CONCISE SUMMARY OF ISS U.S. PROXY VOTING GUIDELINES

Effective for meetings on or after Feb. 1, 2006

1. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

      -     Fees for non-audit services are excessive.


2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      -     Composition of the board and key board committees;

      -     Attendance at board and committee meetings;

      -     Corporate governance provisions and takeover activity;

      -     Disclosures under Section 404 of the Sarbanes-Oxley Act;

      -     Long-term company performance relative to a market and peer index;

      -     Extent of the director's investment in the company;

      -     Existence of related party transactions;

      -     Whether the chairman is also serving as CEO;

      -     Whether a retired CEO sits on the board;

      -     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      -     The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

      -     The non-audit fees paid to the auditor are excessive;

      - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      - There is a negative correlation between chief executive pay and company performance;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      -     The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

      -     Two-thirds independent board;

      -     All-independent key committees;

      -     Established governance guidelines;

      -     The company does not under-perform its peers.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

      -     Market reaction - How has the market responded to the proposed deal?

      - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

      - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

      - Stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     No retirement/benefits and perquisites for non-employee directors;
            and

      - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

      - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

      -     A trigger beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      - The company is conducting animal testing programs that are unnecessary or not required by regulation;

      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

DRUG PRICING AND RE-IMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      -     The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      -     The company does not maintain operations in Kyoto signatory markets;

      - The company already evaluates and substantially discloses such information; or,

      - Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      -     Past performance as a closed-end fund;

      -     Market in which the fund invests;

      -     Measures taken by the board to address the discount; and

      - Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -     Performance of the fund's net asset value;

      -     The fund's history of shareholder relations;

      -     The performance of other funds under the advisor's management.

PART C      OTHER INFORMATION
            LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
            ONLY

ITEM 23.    EXHIBITS.

      (a)   (1)   Second Amended and Restated Agreement and Declaration of
                  Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

            (2) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

            (3) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

            (4) Amendment No. 3 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on July 28, 2000;

            (5) Amendment No. 4 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

            (6) Amendment No. 5 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed on July 11, 2001;

            (7) Amendment No. 6 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on January 16, 2002;

            (8) Amendment No. 7 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed on March 28, 2002;

            (9) Amendment No. 8 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

            (10) Amendment No. 9 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

            (11) Amendment No. 10 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;

            (12) Amendment No. 11 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

            (13) Amendment No. 12 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- filed herewith;

      (b) By-Laws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

      (c) Reference is made to Article 5 of the Second Amended and Restated Agreement and Declaration of Trust of the Registrant;

      (d)   (1)   Management Contract between the Registrant on behalf
                  of its Laudus Rosenberg U.S. Small Capitalization Fund and
                  Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (2) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (3) Management Contract between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (4) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (5) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (6) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (7) Management Contract between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (8) Management Contract between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (9) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (10) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;


            (11) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund and Charles Schwab Investment Management, Inc. -- filed herewith;



            (12) Form of Management Contract between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund and Charles Schwab Investment Management, Inc. -- filed herewith;

            (13) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (14) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (15) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (16) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (17) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (18) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (19) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to

                  Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;


            (20) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (21) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (22) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;



            (23) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement filed on December 22, 2005;



            (24) Form of Subadviser Agreement among Charles Schwab Investment Management, Inc., AXA Rosenberg Investment Management LLC and the Registrant on behalf of the Laudus Rosenberg International Discovery Fund -- filed herewith;



      (e) Distribution Agreement by and among the Registrant, Laudus Variable Insurance Trust, Charles Schwab Investment Management, Inc. and ALPS Distributors, Inc. -- filed herewith;


      (f)   None;


      (g) Amended and Restated Master Custodian Agreement by and among the Registrant and State Street Bank and Trust Company -- filed herewith;

      (h)   (1)   Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc. -- filed herewith;



            (2) Form of Amended and Restated Expense Limitation Agreement between Charles Schwab Investment Management, Inc. and the Registrant -- filed herewith;






            (3) Administration Agreement by and between State Street Bank and Trust Company and the Registrant -- filed herewith;






            (4) Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company -- filed herewith;

      (i)   Opinion and Consent of Counsel -- filed herewith;


      (j)   None;



      (k) Investment letter regarding initial capital -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;



      (l)   None;


      (m) Further Amended and Restated Multi-Class Plan -- incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement filed on July 29, 2005;

      (n)   (1)   Code of Ethics of the Registrant and Charles Schwab
                  Investment Management, Inc., investment adviser to the Funds -- incorporated by reference to Post-Effective
                  Amendment No. 50 to the Registration Statement filed on May
                  27, 2005;

            (2) Code of Ethics of AXA Rosenberg Investment Management LLC, investment subadviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;


            (3) Code of Ethics of ALPS Distributors, Inc., principal underwriter to the Fund -- filed herewith;


      (o)   (1)   Power of Attorney of Nils H. Hakansson -- incorporated by
                  reference to Post-Effective Amendment No. 52 to the Registration Statement filed on July 29, 2005;

            (2) Power of Attorney of Mariann Byerwalter -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;





            (3) Power of Attorney of William A. Hasler -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

            (4)   Power of Attorney of Daniel Kern -- filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      The Board of Trustees of the Registrant is identical to that of the Laudus Variable Insurance Trust and similar to the Board of Trustees of other Funds advised by Charles Schwab Investment Management, Inc. However, the officers of the Fund are different. That fact, together with the fact that the power residing in the respective boards and officers arises as the result of an official position with the Fund, leads the Registrant to take the position that it is not under common control with these other Funds.

ITEM 25. INDEMNIFICATION.

(a)   Indemnification

      Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                  ARTICLE VIII

                                 Indemnification

      SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

      SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

      SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

      SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

(b)   Summary of Indemnification Provisions

      The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

      Any shareholder held personally liable solely by reason of having been a shareholder shall be entitled to be held harmless from and indemnified against all loss or expense arising from such liability.

(c)   Insurance

      The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the American International Specialty Lines Insurance Company and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $3,000,000.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      The Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989, also serves as the investment manager to the Laudus Variable Insurance Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to the Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to the Registrant and the Laudus Variable Insurance Trust and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.


NAME AND POSITION                                                             CONNECTION WITH
  WITH ADVISER                       NAME OF COMPANY                           OTHER COMPANY
  ------------                       ---------------                           -------------
Charles R. Schwab                Charles Schwab & Co., Inc.            Chairman
Chairman
                                 The Charles Schwab Bank, N.A.         Chairman, Director
                                 The Charles Schwab Corporation        Chairman; Chief Executive Officer
                                 Schwab Holdings, Inc.                 Chief Executive Officer
                                 Schwab International Holdings, Inc.   Chairman and Chief Executive Officer
                                 Schwab (SIS) Holdings, Inc.           Chairman and Chief Executive Officer
                                 Charles Schwab Holdings (UK)          Chairman
                                 United States Trust Company
                                 of New York                           Chairman, Director
                                 U.S. Trust Company                    Chairman, Director
                                 U.S. Trust Corporation                Chairman, Director
                                 All Kinds of Minds                    Director
                                 Charles and Helen Schwab Foundation   Director
                                 Stanford University                   Trustee
                                 Schwab Funds                          Trustee and Chairman

Evelyn S. Dilsaver               Charles Schwab & Co., Inc.            Executive Vice President.  From June
President and Chief                                                    2003 to July 2004, Senior Vice President
Executive Officer, Director                                            of the Asset Management Products and
                                                                       Services.

                                 Schwab Funds                          President and Chief Executive

NAME AND POSITION                                                             CONNECTION WITH
  WITH ADVISER                       NAME OF COMPANY                           OTHER COMPANY
  ------------                       ---------------                           -------------
                                                                       Officer

                                 Laudus Trust and Laudus Variable      President and Chief Executive Officer
                                 Insurance Trust

Koji Felton                      Schwab Funds                          Secretary and Chief Legal Officer
Senior Vice President, Chief
Counsel and Assistant
Corporate Secretary

                                 Charles Schwab Co., Inc.              Senior Vice President, Deputy General Counsel

George Pereira                   Schwab Funds                          Treasurer and Chief Financial Officer
Senior Vice President and
Chief Financial Officer

                                 Charles Schwab Worldwide Funds,       Director
                                 PLC

                                 Charles Schwab Asset Management       Director
                                 (Ireland) Limited


Stephen B. Ward                  The Charles Schwab Trust Company      Chief Investment Officer
Senior Vice President and
Chief Investment Officer,
Director

                                 Schwab Funds                          Senior Vice President and Chief
                                                                       Investment Officer

Jeffrey M. Mortimer              Laudus Trust and Laudus Variable      Vice President and Chief Investment
Senior Vice President and        Insurance Trust                       Officer
Chief Investment Officer,
Equities

                                 Schwab Funds                          Senior Vice President and Chief
                                                                       Investment Officer

Randall Fillmore                 Schwab Funds                          Chief Compliance Officer
Senior Vice President and
Chief Compliance Officer

                                 Laudus Trust and Laudus Variable      Chief Compliance Officer
                                 Insurance Trust


                                 Charles Schwab Co., Inc.              Senior Vice President

Kimon P. Daifotis                Schwab Funds                          Senior Vice President and Chief
Senior Vice President and                                              Investment Officer
Chief Investment Officer,
Fixed Income


         AXA Rosenberg Investment Management LLC (the "Subadviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment advisory services to a substantial number of institutional investors and to the Laudus Rosenberg International Discovery Fund.

         Set forth below are the substantial business engagements during at least the past two fiscal years of each director or officer of the Subadviser:


NAME AND POSITION                           NAME OF                     CONNECTION WITH
 WITH SUBADVISER                          OTHER COMPANY                  OTHER COMPANY
 ---------------                          -------------                  -------------
Kenneth Reid                           Barr Rosenberg Research        Director
Global Chief Investment Officer        Center

William Ricks                                  --                                --
Chief Executive Officer and Chief
Investment Officer, North America

Thomas Mead                            Barr Rosenberg Research        Director; Deputy Director,
Global Research Director               Center                         1999 to 2002


ITEM 27. PRINCIPAL UNDERWRITERS:

(a) ALPS Distributors, Inc. (the "Distributor") is the principal underwriter of the Trust's Institutional Class, Investor Class and Adviser Class shares. The Distributor is also the principal underwriter for the Laudus Variable Insurance Trust.

(b) Information with respect to the Distributor's directors and officers is as follows:


                          POSITIONS AND OFFICES          POSITIONS AND OFFICES
       NAME                 WITH UNDERWRITER                WITH REGISTRANT
       ----                 ----------------                ---------------
Edmund S. Burke            President                        None

Thomas A. Carter           Managing Director - Sales        None
                           and Finance; Treasurer

Jeremy O. May              Managing Director - Operations   None
                           and Client Service; Secretary

Diana Adams                Vice President, Controller       None

Tane Tyler                 Chief Legal Officer, Assistant   None
                           Secretary

Brad Swenson               Chief Compliance Officer         None

         The principal business address of all directors and officers of the Distributor is 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

(c)      None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:

1.       Laudus Trust
         P. O. Box 8032
         Boston, Massachusetts  02266
         Rule 31a-1 (b)(1),(2),(3), (4), (5), (6), (7), (8), (9), (10), (11)
         Rule 31a-2 (a)

2.       Charles Schwab Investment Management, Inc.
         101 Montgomery Street
         San Francisco, CA 94104

3.       AXA Rosenberg Investment Management LLC
         4 Orinda Way, Building E
         Orinda, CA  94563
         Rule 31a-1 (f)
         Rule 31a-2 (e)

4.       ALPS Distributors, Inc.
         1625 Broadway, Suite 2200
         Denver, Colorado, 80202
         Rule 31a-1 (d)
         Rule 31a-2 (c)

ITEM 29. MANAGEMENT SERVICES.

         None.

ITEM 30. UNDERTAKINGS.

         The Registrant undertakes to comply with the last three paragraphs of
Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Trust.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding for any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 56 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California, on the 14th day of April, 2006.

                                       LAUDUS TRUST


                                       By:  /s/ EVELYN DILSAVER
                                            ----------------------
                                            Evelyn Dilsaver
                                            President and Chief Executive
                                            Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 14th day of April, 2006.


             SIGNATURE                              TITLE                                DATE
             ---------                              -----                                ----
/s/ EVELYN DILSAVER                   President and Chief Executive                 April 14, 2006
------------------------              Officer
Evelyn Dilsaver

/s/ DANIEL KERN                       Treasurer and Chief Financial                 April 14, 2006
------------------------              Officer (Principal Financial and
Daniel Kern                           Accounting Officer)

         *                            Trustee                                       April 14, 2006
------------------------
Mariann Byerwalter

         *                            Trustee                                       April 14, 2006
------------------------
Nils H. Hakansson

         *                            Trustee                                       April 14, 2006
------------------------
William A. Hasler


*By:     /s/ TIMOTHY W. LEVIN
         ----------------------
         Timothy W. Levin
         Attorney-in-Fact

Date:    April 14, 2006

                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
23(a)(13)         Amendment No. 12 to the Second Amended and Restated Agreement
                  and Declaration of Trust of the Registrant

23(d)(11)         Management Contract between the Registrant on behalf of its
                  Laudus Rosenberg U.S. Large Capitalization Value Fund and Charles
                  Schwab Investment Management, Inc.

23(d)(12)         Form of Management Contract between the Registrant on behalf of the Laudus Rosenberg International Discovery Fund and Charles
                  Schwab Investment Management, Inc.

23(d)(24)         Form of Subadviser Agreement among Charles Schwab Investment
                  Management, Inc., AXA Rosenberg Investment Management LLC and the
                  Registrant on behalf of the Laudus Rosenberg International
                  Discovery Fund

23(e)             Distribution Agreement by and among the Registrant, Laudus
                  Variable Insurance Trust, Charles Schwab Investment Management,
                  Inc. and ALPS Distributors, Inc.

23(g)             Amended and Restated Master Custodian Agreement by and among the
                  Registrant and State Street Bank and Trust Company

23(h)(1)          Transfer Agency and Service Agreement between the Registrant and
                  Boston Financial Data Services, Inc.

23(h)(2)          Form of Amended and Restated Expense Limitation Agreement between
                  Charles Schwab Investment Management, Inc. and the Registrant

23(h)(3)          Administration Agreement by and between State Street Bank and
                  Trust Company and the Registrant

23(h)(4)          Master Fund Accounting and Services Agreement between the
                  Registrant and State Street Bank and Trust Company

23(i)             Opinion and Consent of Counsel

23(n)(3) Code of Ethics of ALPS Distributors, Inc., principal underwriter to the Fund

23(o)(4)          Power of Attorney of Daniel Kern